UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

REDDY ICE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On August 30, 2006, Company management will give a presentation to the First Dallas Securities 2006 Summer Investment Forum. A copy of the presentation is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and in Exhibit 99.1 contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s belief as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements contain certain risks, uncertainty and assumptions. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a more thorough discussion of these factors, please refer to “Uncertainty of Forward-Looking Statements and Information” on page 17 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, dated July 27, 2006.

The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. The Company does not assume any obligation to update any of these forward-looking statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.              Other Events

On August 29, 2006, the Company issued a press release announcing that William P. Brick, the Company’s Chairman and Chief Executive Officer, Jimmy C. Weaver, the Company’s President and Chief Operating Officer, and Steven J. Janusek, the Company’s Executive Vice President and Chief Financial Officer, have each entered into trading plans which are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and comply with the Company’s insider trading policy. The press release is contained in Exhibit 99.2 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1         Presentation of the Company dated August 30, 2006.

99.2         Press Release of the Company dated August 29, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    August 29, 2006

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer

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